UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-15259	98-0214719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)		(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ARGO	New York Stock Exchange
6.500% Senior Notes due 2042 issued by Argo Group U.S., Inc. and the Guarantee with respect thereto	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Resettable Fixed Rate Preference Share, Series A, Par Value $1.00 Per Share	ARGOPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 15, 2022, Argo Group International Holdings, Ltd. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual General Meeting”). Set forth below are the proposals voted on at the Annual General Meeting, and the certified final voting results tabulated by First Coast Results, Inc. (“First Coast”), the independent inspector of elections for the Annual General Meeting. As noted below, all seven of the Company’s director nominees were elected and the other two proposals voted upon were approved by shareholders voting at the Annual General Meeting. The final voting results on each of the proposals, as reported by First Coast, are as follows:

1.	Proposal 1: Election of seven directors for a term to end as of the Company’s 2023 Annual General Meeting and until their successors are duly elected and qualified.

	For	Withhold
Bernard C. Bailey	27,951,503	935,098
Thomas A. Bradley	27,743,431	1,147,202
Dymphna A. Lehane	28,454,071	435,798
Samuel G. Liss	28,411,556	477,677
Carol A. McFate	28,472,645	417,205
J. Daniel Plants	28,432,196	454,511
Al-Noor Ramji	27,812,471	1,076,573

2.	Proposal 2: Approval, on an advisory, non-binding basis, of the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement.

For	Against	Abstain
28,222,170	585,369	92,873

3.	Proposal 3: Approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and to refer the determination of its remuneration to the Audit Committee of the Company’s Board of Directors.

For	Against	Abstain
28,787,892	54,959	57,561

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Date: December 15, 2022	By:	/s/ Scott Kirk
Name: Scott Kirk
Title: Chief Financial Officer